Seasons Series Trust
  Supplement to the Prospectus dated February 1, 1999


  The fourth paragraph on page 8 of the Prospectus is hereby deleted and replaced with the following:

  Each Multi-Managed Seasons and Multi-Managed Seasons Select Portfolio (except for the Diversified Fixed Income Portfolio) is non-diversified, which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

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  In the chart on page 16 of the Prospectus entitled "Seasons
  Select Portfolios", under the heading "Diversified Fixed
  Income Portfolio", the bullet point for "non-diversification" corresponding to the question "What are the Portfolio's principal risks?" is hereby deleted.

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  The following supplements the information concerning Bankers
  Trust Company on page 29 of the Prospectus:

  Bankers Trust Company ("BT") serves as one of the Managers for each of the Large-Cap Growth, Large-Cap Composite, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap, International Equity and Diversified Fixed Income Portfolios (collectively, the "Portfolios") of Seasons Series Trust (the "Trust"). On November 30, 1998, Bankers Trust Corporation, the parent company of BT, entered into an Agreement and Plan of Merger with Deutsche Bank A.G. whereby Bankers Trust Corporation and all of its subsidiaries, including BT, will merge with and into a subsidiary of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The closing of the merger is expected to occur sometime during 1999 and is contingent upon various regulatory, shareholder and board approvals.



  DATED: March 3,1999